Exhibit 99.1

                    Certification of Chief Executive Officer
            Pursuant to Section 906 of The Sarbanes-Oxley Act of 2002

The undersigned, Chief Executive Officer of MFA Mortgage Investments, Inc. (the "Company"), hereby certifies on the date hereof, pursuant to 18 U.S.C. 1350(a), as adopted pursuant to Section 906 of The Sarbanes-Oxley Act of 2002, that the Quarterly Report on Form 10-Q for the quarter ended September 30, 2002 (the "Form 10-Q"), filed concurrently herewith by the Company, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and that the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.


By: /s/ Stewart Zimmerman
    -------------------------------
    Name: Stewart Zimmerman
    Title: Chief Executive Officer

October 28, 2002

                    Certification of Chief Financial Officer
            Pursuant to Section 906 of The Sarbanes-Oxley Act of 2002

The undersigned, the Chief Financial Officer of MFA Mortgage Investments, Inc. (the "Company"), hereby certifies on the date hereof, pursuant to 18 U.S.C. 1350(a), as adopted pursuant to Section 906 of The Sarbanes-Oxley Act of 2002, that the Quarterly Report on Form 10-Q for the quarter ended September 30, 2002 (the "Form 10-Q"), filed concurrently herewith by the Company, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and that the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.


By: /s/ William S. Gorin
    -------------------------------
    Name: William S. Gorin
    Title: Chief Financial Officer

October 28, 2002